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[LOGO OF METLIFE(R)]                          INDIVIDUAL VARIABLE ANNUITY APPLICATION                 SEND APPLICATION AND CHECK TO:
Home Office Address (no correspondence)                                                    FIRST METLIFE INVESTORS INSURANCE COMPANY
200 Park Avenue . New York, NY 10166                             Policy Service Office: P.O. Box 10366 . Des Moines, Iowa 50306-0366
                                              For Express Mail Only . 4700 Westown Parkway Ste. 200 . West Des Moines, IA 50266-2266
First MetLife Investors Variable Annuity Class A                                                 FOR ASSISTANCE CALL: THE SALES DESK

ACCOUNT INFORMATION

1. ANNUITANT

__________________________________________________________________________   Social
Name          (First)              (Middle)         (Last)                   Security Number ___________ -- __________ -- _________

                                                                             Sex [_] M [_] F   Date of Birth _______/_______/______

__________________________________________________________________________
Address   (Street - No P.O. Box)    (City)       (State)      (Zip)          Phone (_____) ________________________________________

2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)

Correspondence is sent to the Owner.


                                                                             Social
__________________________________________________________________________   Security/Tax ID Number ________ -- _______ -- ________
Name          (First)              (Middle)         (Last)

                                                                             Sex [_] M [_] F   Date of Birth/Trust _____/_____/____

__________________________________________________________________________
Address   (Street - No P.O. Box)    (City)       (State)      (Zip)          Phone (_____) ________________________________________

3. JOINT OWNER


                                                                             Social
__________________________________________________________________________   Security Number ___________ -- __________ -- _________
Name          (First)              (Middle)         (Last)

                                                                             Relationship to Owner _________________________________

                                                                             Sex [_] M [_] F   Date of Birth _______/_______/______

__________________________________________________________________________
Address   (Street - No P.O. Box)    (City)       (State)      (Zip)          Phone (_____) ________________________________________


4. BENEFICIARY

Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the Special
Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL REQUESTS SECTION, IF JOINT OWNERS ARE
NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE BENEFICIARIES LISTED
BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.

                                                                                      /   /                    -    -
------------------------------------------------------------------------------------------------------------------------------------
Primary Name                    Relationship                                       Date of Birth        Social Security Number   %

                                                                                      /   /                    -    -
------------------------------------------------------------------------------------------------------------------------------------
Primary Name                    Relationship                                       Date of Birth        Social Security Number   %

                                                                                      /   /                    -    -
------------------------------------------------------------------------------------------------------------------------------------
Contingent Name                 Relationship                                       Date of Birth        Social Security Number   %

                                                                                      /   /                    -    -
------------------------------------------------------------------------------------------------------------------------------------
Contingent Name                 Relationship                                       Date of Birth        Social Security Number   %

5. PLAN TYPE                                                                              6. PURCHASE PAYMENT

INDICATE ONLY HOW CONTRACT IS TO BE ISSUED.                                               Funding Source of Purchase Payment
                                                                                          ----------------------------------
.. NON-QUALIFIED ...............[_]                                                        [_] 1035 Exchange  [_] Check  [_] Wire

.. QUALIFIED TRADITIONAL IRA* ..[_] Transfer [_] Rollover [_] Contribution - Year _______  Initial Purchase
                                                                                          Payment $____________________________
.. QUALIFIED SEP IRA* ..........[_] Transfer [_] Rollover [_] Contribution - Year _______           Make Check Payable to First
                                                                                                         MetLife Investors
.. QUALIFIED ROTH IRA* .........[_] Transfer [_] Rollover [_] Contribution - Year _______  (Estimate dollar amount for 1035 exchanges, transfers, rollovers, etc.)
.. QUALIFIED 401 ...............[_]
                                                                                          Minimum Initial Purchase Payment:
* THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.                                           $5,000 (Non-Qualified)
                                                                                             $2,000 (Qualified)

4411 (3/10)                                                  [BAR CODE]                                                       APPANY
                                                                                                                            MAY 2011
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RIDERS

7. BENEFIT RIDERS (subject to age restrictions )                  10. AGENT'S REPORT

These riders may only be chosen at time of application. PLEASE    Does the applicant have any existing life insurance policies or
NOTE, THERE ARE ADDITIONAL CHARGES FOR THE OPTIONAL RIDERS. ONCE  annuity contracts? [_] Yes [_] No
ELECTED THESE OPTIONS MAY NOT BE CHANGED.
                                                                  Is this annuity being purchased to replace any existing life
1)   LIVING BENEFIT RIDER (Optional)                              insurance or annuity policy(ies)? [_] Yes [_] No

     [_]  Guaranteed Minimum Income Benefit Plus Rider (LIS       If "Yes," applicable disclosure and replacement forms must be
          PLUS)/1/                                                attached.

/1/  IF LIS PLUS IS CHOSEN, THE NY LIS PLUS SUPPLEMENTAL
     APPLICATION (6722) MUST BE SIGNED AND SUBMITTED WITH THIS
     APPLICATION.                                                 ----------------------------------------------------------------
                                                                                          Agent's Signature
2)   DEATH BENEFIT RIDERS

     [_]  Principal Protection (no additional charge)
                                                                  ----------------------------------------------------------------
     [_]  Annual Step-Up                                                                        Phone

SIGNATURES

8. REPLACEMENTS                                                   ----------------------------------------------------------------
                                                                                       Agent's Name and Number
Does the applicant have any existing life insurance policies or annuity contracts? [_] Yes [_] No

Is this annuity being purchased to replace any existing life      ----------------------------------------------------------------
insurance or annuity policy(ies)? [_] Yes [_] No                                      Name and Address of Firm

If "Yes," applicable disclosure and replacement forms must be attached.
                                                                  ----------------------------------------------------------------
9. ACKNOWLEDGEMENT AND AUTHORIZATION                                                   State License ID Number

I (We) agree that the above information and statements and those made on all pages of this application are true and correct to
the best of my (our) knowledge and belief and are made as the     ----------------------------------------------------------------
basis of my (our) application. I (We) acknowledge receipt of the                        Client Account Number
current prospectus of First MetLife Investors Variable Annuity
Account One. PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR     Home Office Program Information:
WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS  -------------------------------
TO DOLLAR AMOUNT.
                                                                  Select one. Once selected, the option cannot be changed.

                                                                  Option A __________ Option B _________ Option C __________
----------------------------------------------------------------
   (Owner Signature & Title, Annuitant unless otherwise noted)



----------------------------------------------------------------
                 (Joint Owner Signature & Title)



----------------------------------------------------------------
          (Signature of Annuitant if other than Owner)

Signed at ______________________________________________________
                     (City)                    (State)

Date ___________________________________________________________


4411 (3/10)                                                   Page 2                                                      APPANY
                                                                                                                          MAY 2011
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1. PURCHASE PAYMENT ALLOCATION - USE ONLY IF THE LIS PLUS RIDER IS ELECTED IN SECTION 7 ON PAGE 2.
   (SIGNATURE(S) REQUIRED ON LAST PAGE OF THIS FORM.)

PLEASE NOTE:

..    IF YOU ELECTED LIS PLUS IN SECTION 7 ON PAGE 2 ("BENEFIT RIDERS"), PLEASE FILL OUT SECTION 1 BELOW. IF YOU DID NOT ELECT THIS
     RIDER, PLEASE GO TO SECTION 2 ON PAGE 5.

INSTRUCTIONS:

..    If you want to select the optional Enhanced Dollar Cost Averaging (EDCA) program, please also complete Section 1a.

..    Complete Section 1b below for your initial Purchase Payment Allocation by choosing either the portfolios in OPTION A or customize your own asset allocation in OPTION B.

1A. ENHANCED DOLLAR COST AVERAGING PROGRAM ELECTION AND TARGET ALLOCATION INSTRUCTIONS (OPTIONAL)

When checked below:

..    For OPTION A PORTFOLIOS, I authorize a portion of my purchase payment to be allocated to the Enhanced Dollar Cost Averaging
     Program elected below. Please also complete the Target EDCA Instructions column for Option A in Section 1b.

..    For OPTION B PORTFOLIOS, 100% of the purchase payments will be allocated to EDCA and the target EDCA allocations will equal the Purchase Payment Allocations as indicated in Option B.

Only purchase payments can be allocated to the EDCA Account. Transfers will begin on the date the purchase payment is allocated and on that same day each month thereafter. If the allocation date is the 29th, 30th or 31st, transfers will occur on the first day of the next month. If the transfer date falls on a weekend or holiday, transfers will be made on the next business day.

PROGRAM. You may select the following program.

[_] ENHANCED DOLLAR COST AVERAGING PROGRAM (EDCA)

The designated portion of the purchase payment will be allocated to the EDCA account, and periodic transfers will be made to the investment portfolios in the proportions selected below.

TRANSFER PERIOD (SELECT ONLY ONE):

[_] 3 Month Market Entry   [_] 6 months   [_] 12 months

The terms of this program will be governed by the Enhanced Dollar Cost Averaging Rider and/or the Three Month Market Entry Rider
issued with your contract. Subsequent purchase payments may be allocated to your EDCA account; however such allocation will have the effect of increasing the monthly transfer amount and thereby accelerating the time period over which transfers are made.

1B. INVESTMENT INSTRUCTIONS AND ELECTION (FOR LIS PLUS)

..    You may either select OPTION A or OPTION B.

..    Indicate the percentage each portfolio should receive. Allocations must be whole percentages and the section must total 100%
     for either Option. Unless otherwise directed, subsequent purchase payments will also be directed to the target Purchase
     Payment Allocations indicated below.

OPTION A: CHOOSE FROM THE FOLLOWING PORTFOLIOS, OTHERWISE, SELECT OPTION B ON THE NEXT PAGE.

                                            OPTION A PORTFOLIOS - TOTAL MUST EQUAL 100%

                                         Purchase      Target                                            Purchase      Target
                                          Payment       EDCA                                              Payment       EDCA
                                        Allocation  Instructions                                        Allocation  Instructions
                                                                  ASSET ALLOCATION PORTFOLIOS
                                                                  ---------------------------
Enhanced Dollar Cost Averaging Account    ______%        N/A %
   (EDCA)                                                         MetLife Balanced Strategy Portfolio     ______%     ______%
BlackRock Money Market Portfolio          ______%      ______%    MetLife Defensive Strategy Portfolio    ______%     ______%
                                                                  MetLife Moderate Strategy Portfolio     ______%     ______%
                                                                  SSgA Growth and Income ETF Portfolio    ______%     ______%

                                                                                                          ------      ------
                                                                     BOTH TOTALS MUST EQUAL 100%          ______%     ______%

                                                                                           (SECTION 1B CONTINUED ON THE NEXT PAGE)


ADMINVA-1ANY (3/10)                                           Page 3                                                      May 2011
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